Exhibit 10.8

CONFIRMATION

Date:	August 12, 2008

To:	RadioShack Corporation (“Issuer”)

Telefax No.:	(817) 415-2638

Attention:	Raymond C. Vines, CPA, CTP
Director - Treasury Operations

From:	Bank of America, N.A. (“Bank”)

Telefax No.:	(704) 208-2869

The purpose of this communication (this “Confirmation”) is to set forth the terms and conditions of the above-referenced Transaction entered into on the Trade Date specified below between you and us. This Confirmation supplements, forms a part of, and is subject to the Master Terms and Conditions for Warrants Issued by RadioShack Corporation, between Bank and Issuer, dated as of August 12, 2008 and as amended from time to time (the “Master Confirmation”).

1. The definitions and provisions contained in the Definitions (as such term is defined in the Master Confirmation) and in the Master Confirmation are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

2. The particular Transaction to which this Confirmation relates shall have the following terms:

Trade Date:	August 12, 2008

Effective Date:	August 13, 2008

Strike Price:	USD36.6000

Premium:	USD13,845,000.00

Premium Payment Date:	August 18, 2008

Final Disruption Date:	March 25, 2014

Maximum Delivery Amount:	Two times the Number of Shares

For each Component of the Transaction, the Number of Warrants and Expiration Date are as set forth below.

Component Number	Number of Warrants	Expiration Date
1.	59,570	November 1, 2013
2.	59,570	November 4, 2013

3.	59,570	November 5, 2013
4.	59,570	November 6, 2013
5.	59,570	November 7, 2013
6.	59,570	November 8, 2013
7.	59,570	November 11, 2013
8.	59,570	November 12, 2013
9.	59,570	November 13, 2013
10.	59,570	November 14, 2013
11.	59,570	November 15, 2013
12.	59,570	November 18, 2013
13.	59,570	November 19, 2013
14.	59,570	November 20, 2013
15.	59,570	November 21, 2013
16.	59,570	November 22, 2013
17.	59,570	November 25, 2013
18.	59,570	November 26, 2013
19.	59,570	November 27, 2013
20.	59,570	November 29, 2013
21.	59,570	December 2, 2013
22.	59,570	December 3, 2013
23.	59,570	December 4, 2013
24.	59,570	December 5, 2013
25.	59,570	December 6, 2013
26.	59,570	December 9, 2013
27.	59,570	December 10, 2013
28.	59,570	December 11, 2013
29.	59,570	December 12, 2013
30.	59,570	December 13, 2013
31.	59,570	December 16, 2013
32.	59,570	December 17, 2013
33.	59,570	December 18, 2013
34.	59,570	December 19, 2013
35.	59,570	December 20, 2013
36.	59,570	December 23, 2013
37.	59,570	December 24, 2013
38.	59,570	December 26, 2013
39.	59,570	December 27, 2013
40.	59,570	December 30, 2013
41.	59,570	December 31, 2013
42.	59,570	January 2, 2014
43.	59,570	January 3, 2014
44.	59,570	January 6, 2014
45.	59,570	January 7, 2014
46.	59,570	January 8, 2014
47.	59,570	January 9, 2014
48.	59,570	January 10, 2014
49.	59,570	January 13, 2014
50.	59,570	January 14, 2014
51.	59,570	January 15, 2014
52.	59,570	January 16, 2014
53.	59,570	January 17, 2014
54.	59,570	January 21, 2014
55.	59,570	January 22, 2014

56.	59,570	January 23, 2014
57.	59,570	January 24, 2014
58.	59,570	January 27, 2014
59.	59,570	January 28, 2014
60.	59,570	January 29, 2014
61.	59,570	January 30, 2014
62.	59,570	January 31, 2014
63.	59,570	February 3, 2014
64.	59,570	February 4, 2014
65.	59,570	February 5, 2014
66.	59,570	February 6, 2014
67.	59,570	February 7, 2014
68.	59,570	February 10, 2014
69.	59,570	February 11, 2014
70.	59,570	February 12, 2014
71.	59,570	February 13, 2014
72.	59,570	February 14, 2014
73.	59,570	February 18, 2014
74.	59,570	February 19, 2014
75.	59,570	February 20, 2014
76.	59,570	February 21, 2014
77.	59,570	February 24, 2014
78.	59,570	February 25, 2014
79.	59,570	February 26, 2014
80.	59,570	February 27, 2014
81.	59,570	February 28, 2014
82.	59,570	March 3, 2014
83.	59,570	March 4, 2014
84.	59,570	March 5, 2014
85.	59,570	March 6, 2014
86.	59,570	March 7, 2014
87.	59,570	March 10, 2014
88.	59,570	March 11, 2014
89.	59,570	March 12, 2014
90.	59,652	March 13, 2014

Issuer hereby agrees (a) to check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Bank) correctly sets forth the terms of the agreement between Bank and Issuer with respect to the Transaction, by manually signing this Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein or in the Master Confirmation and immediately returning an executed copy to John Servidio, Facsimile No. 212-230-8610.

Yours sincerely,

BANK OF AMERICA, N.A.

By:	/s/ Christopher A. Hutmaker
Name:	Christopher A. Hutmaker
Title:	Managing Director

Confirmed as of the date first above written:

RADIOSHACK CORPORATION

By:	/s/ James Gooch
Name:	James Gooch
Title:	Chief Financial Officer